Exhibit 10.1
WAIVER
THIS WAIVER (this “Waiver”), dated as of July 14, 2022, is entered into by and among BIOCRYST PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), the guarantors listed on the signature pages hereto (the “Guarantors”), the lenders listed on the signature pages hereto (such lenders, and the other lenders party to the Credit Agreement (as defined below), together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”) and ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and in light of the following:
W I T N E S S E T H
WHEREAS, Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 7, 2020 (as supplemented by that certain (i) Joinder Agreement, dated as of December 31, 2020, by and between BioCryst US Sales Co., LLC, a Delaware limited liability company, and the Administrative Agent, (ii) Joinder Agreement, dated as of February 8, 2021, by and between BioCryst UK Limited, a private limited company incorporated in England and Wales (“BioCryst UK”), and the Administrative Agent, (iii) Joinder Agreement, dated as of May 5, 2022, by and among BioCryst España, S.L., a Spanish private limited liability company (“Sociedad de Responsabilidad Limitada”) (“BioCryst Spain”), BioCryst Italia, S.r.l., an Italian limited liability company (società a responsabilità limitata) (“BioCryst Italy”) and as amended by that certain (i) Amendment Number One to Credit Agreement, dated as of November 19, 2021 by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent and (ii) this Waiver, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrower has (i) voluntarily paused enrollment in clinical trials with BCX9930 (the “Voluntary Pause”) while it investigates elevated serum creatinine levels seen in some patients, as disclosed by Borrower on April 8, 2022 pursuant to an 8-K filing (the “April 2022 Elevated Serum Creatinine Levels”) and (ii) subsequently received written notice by the FDA informing Borrower that the FDA has placed the clinical program for BCX9930 on a partial clinical hold, as disclosed by Borrower on May 5, 2022 pursuant to an 8-K filing (the “FDA Partial Clinical Hold” and together with the Voluntary Pause, the “Partial Clinical Hold”);
WHEREAS, Borrower has informed the Administrative Agent of the Partial Clinical Hold and discussed with the Administrative Agent whether, prior to the date of this Waiver, the Partial Clinical Hold gave rise to one or more Events of Default under the Credit Agreement including, but not limited to, with respect to any related notices required to be delivered by Borrower (the “Prior Potential BCX9930 Events of Default”);
WHEREAS, Borrower cannot predict the likelihood of any potential outcomes, including, but not limited to, the potential modification and subsequent re-initiation of the BCX9930 clinical trial program, or a potential decision not to continue the program;
WHEREAS, Borrower has requested that the Administrative Agent and the Lenders waive the Prior Potential BCX9930 Events of Default and future and potential Events of Default that may arise as a direct result of the Loan Parties’ ongoing non-compliance with certain provisions of the Loan Documents as they solely relate to BCX9930, and solely to the extent such Events of Default arise directly from the April 2022 Elevated Serum Creatinine Levels, as described in Section 2(a) below (such future and potential Events of Default, the “Future Potential BCX9930 Events of Default” and together with the Prior Potential BCX9930 Events of Default, the “Potential BCX9930 Events of Default”); and
WHEREAS, upon the terms and conditions set forth herein, the Administrative Agent and the undersigned Lenders, which constitute Required Lenders, are willing to waive the Potential BCX9930 Events of Default.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.
2.Waivers of Potential BCX9930 Events of Default.
(a)Notwithstanding anything to the contrary in any Loan Document, the placement of a voluntary pause or hold or FDA-imposed clinical hold (whether partial or full), the issuance of a Safety Notice, the voluntary or involuntary limitation, modification or withdrawal of any Material Required Permit, or the suspension or discontinuation of research, design or development, in each case, in respect solely of BCX9930, and solely to the extent such events or actions are the direct results of the April 2022 Elevated Serum Creatinine Levels, either prior to, on, or after the date hereof, shall not be deemed to violate or cause a Default or Event of Default under, cause a material inaccuracy of any representation or warranty under, or to cause any non-compliance with any term or condition under, any Loan Document, so long as (i) BCX9930 is not being marketed, sold or commercialized at the time of such clinical hold, issuance of a Safety Notice, limitation, modification or withdrawal, or suspension or discontinuation, as applicable and (ii) such clinical hold, issuance of a Safety Notice, limitation, modification or withdrawal, or suspension or discontinuation, as applicable, does not result directly or indirectly from the fraud, gross negligence or willful misconduct of any of the Loan Parties and their respective Related Parties.
(b)The provisions of the Credit Agreement and the other Loan Documents to the contrary notwithstanding, the Administrative Agent and Required Lenders hereby waive the Potential BCX9930 Events of Default so long as such Potential BCX9930 Events of Default do not arise directly or indirectly from the fraud, gross negligence, or willful misconduct of any of the Loan Parties and their respective Related Parties. The foregoing waiver is limited in nature and nothing contained herein is intended, or shall be deemed or construed (i) to constitute a waiver of any existing or future Defaults or Events of Default or compliance with any term or provision of the Loan Documents or applicable Law (other than Potential BCX9930 Events of Default as expressly provided herein) or (ii) to establish a custom or course of dealing between the Loan Parties, on the one hand, and the Administrative Agent and/or any Lender, on the other hand or to otherwise obligate, in any respect, the Agent or any Lender to grant any waivers under the same or similar or other circumstances in the future. The Loan Parties acknowledge and agree that, except as expressly set forth in this Waiver, the Administrative Agent and the

Lenders expressly reserve all rights and remedies that they now or may in the future have under any or all of the Loan Documents and applicable Law in connection with all Defaults or Events of Default (other than the Potential BCX9930 Events of Default, only as and to the extent provided herein).
3.Condition Precedent to Waiver. The effectiveness of this Waiver is conditioned on the satisfaction in full, in a manner satisfactory to the Administrative Agent and the Required Lenders, or waiver, of the following conditions precedent:
(a)Executed Waiver. The Administrative Agent shall have received this Waiver, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.
(b)No Material Adverse Effect. Since December 31, 2021, except as otherwise specified herein, there shall not have occurred any event or condition that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(c)Litigation. There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.
(d)Governmental and Third Party Approvals. Borrower and its Subsidiaries shall have received all material governmental, shareholder and third-party consents and approvals necessary in connection with the transactions contemplated by this Waiver and the other transactions contemplated hereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on Borrower or any of its Subsidiaries or such other transactions or that could seek to threaten any of the foregoing, and no law or regulation shall be applicable which could reasonably be expected to have such effect.
4.Representations and Warranties. Each of Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The execution, delivery and performance of this Waiver and such Loan Party’s obligations hereunder have been duly authorized by all necessary corporate or other similar action. This Waiver has been duly executed and delivered by each Loan Party that is party thereto. Each of this Waiver and the Credit Agreement (for the avoidance of doubt, as amended by this Waiver) constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity.
(b)After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Waiver, and no condition exists which constitutes a Default or an Event of Default.
(c)After giving effect to this Waiver, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 4(c), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement.
5.GOVERNING LAW; JURISDICTION; ETC.; WAIVER OF RIGHT TO JURY TRIAL; AND JUDGMENT CURRENCY. THIS WAIVER SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; SUBMISSION TO JURISDICTION, WAIVER OF VENUE, SERVICE OF PROCESS; WAIVER OF RIGHT TO TRIAL BY JURY; AND JUDGMENT CURRENCY SET FORTH IN SECTIONS 12.14, 12.15 AND 12.16 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
6.Counterpart Execution. This Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Waiver. Delivery of an executed counterpart of this Waiver by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Waiver, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver.
7.Release. Each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and their respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as, the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Waiver, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any entity within the Lender Group.
8.Acknowledgment and Reaffirmation. By its execution hereof, each of the Loan Parties hereby expressly (a) acknowledges and agrees to the terms and conditions of this Waiver, (b) except as otherwise amended hereby, reaffirms all of its respective covenants and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party, (c) ratifies and confirms all security interests previously granted by it to the Administrative Agent for the benefit of the Secured Parties under the Loan Documents, as amended hereby, and (d) acknowledges that its respective covenants and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect as amended hereby.
9.Entire Agreement. This Waiver, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous Waivers or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
10.Integration. This Waiver, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
11.Severability. In case any provision in this Waiver shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Waiver and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
12.Costs and Expenses. As an inducement to the Administrative Agent and the Lenders entering into this Waiver and as otherwise required under the Loan Documents, the Borrower hereby agrees to pay pursuant to Section 12.04 of the Credit Agreement, following execution and delivery of this Waiver, all reasonable out-of-pocket cost and expenses of the Administrative Agent and the Lenders incurred in connection with this Waiver and the matters contemplated herein, including all reasonable attorney’s fees.
13.Loan Document. This Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The occurrence and continuation of any Event of Default under this Waiver shall entitle the Administrative Agent and the Lenders to exercise all rights and remedies available to them under Section 9.02 of the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Waiver as of the date first above written.

BORROWER:                BIOCRYST PHARMACEUTICALS, INC.

By: /s/ Alane Barnes
Name: Alane Barnes
Title: Chief Legal Officer

GUARANTORS:            BIOCRYST IRELAND LIMITED
incorporated under the laws of Ireland

By: /s/ Kevin Greaney
Name: Kevin Greaney
Title: Director

BIOCRYST UK LIMITED
incorporated under the laws of England

By: /s/ Luke Robinson
Name: Luke Robinson
Title: Director

BIOCRYST US Sales Co., LLC

By: /s/ Alane Barnes
Name: Alane Barnes
Title: Chief Legal Officer

BioCryst España, S.L.
by: SG Corporate Support, S.L., its sole director

By: /s/ Leonardo Jose Britto Leon
Name: Leonardo Jose Britto Leon
Title: Individual Representative
[Signature Page to Waiver to Credit Agreement]

BioCryst Italia, S.r.l.

By: /s/ Michele Bignami
Name: Michele Bignami
Title: Director

[Signature Page to Waiver to Credit Agreement]

ADMINISTRATIVE AGENT:    ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP,
as Administrative Agent

By: ATHYRIUM OPPORTUNITIES ASSOCIATES CO-INVEST LLC, its General Partner

By: /s/ Rashida Adams
Name: Rashida Adams
Title: Authorized Signatory

LENDER:                ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP

By: ATHYRIUM OPPORTUNITIES ASSOCIATES CO-INVEST LLC, its General Partner

By: /s/ Rashida Adams
Name: Rashida Adams
Title: Authorized Signatory

[Signature Page to Waiver to Credit Agreement]